SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                        SURGICAL LASER TECHNOLOGIES, INC.
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                (Name of Registrant as Specified in its Charter)

                        SURGICAL LASER TECHNOLOGIES, INC.
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                   (Name of Person(s) Filing Proxy Statement)

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SURGICAL LASER TECHNOLOGIES, INC.

200 Cresson Boulevard, P.O. Box 880, Oaks, Pennsylvania 19456-0880

Tel: (610) 650-0700
     (800) 366-4578
Fax: (610) 650-3209


FROM:	SURGICAL LASER TECHNOLOGIES, INC. (SLTI)

Dear Stockholders:

    The Board of Directors has recently learned that John L. Long, Jr., who has served as a director of the Company since 1989 and is a candidate for election as a director at the Annual Meeting of Stockholders to be held on May 25, 1995, intends to resign from Southwest Venture Partners on or about June 1, 1995 and, in connection therewith, will resign as a director of the Company, if he is reelected at the Annual Meeting. The Company has no obligation or intention to fill any vacancy created by Mr. Long's resignation with a nominee of Southwest Venture Partners. The Company has been considering the addition of outside directors to the Board of Directors prior to learning of Mr. Long's intentions, and will continue to evaluate candidates who may be elected by the Board of Directors in accordance with Company's bylaws to fill any vacancy, whether created by resignation or by an increase in the size of the Board of Directors. However, the Company has not identified any candidate to succeed Mr. Long and, assuming Mr. Long is reelected at the Annual
Meeting, his position will remain vacant until any such candidate is identified and elected in accordance with the Company's bylaws.

                                        By Order of the Board of Directors,

                                        /s/ Davis Woodward

                                        Davis Woodward,
                                        Secretary

Oaks, Pennsylvania
May 19, 1995